SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): March 8, 2001


                           Dollar General Corporation
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               (Exact Name of Registrant as Specified in Charter)


         Tennessee                   001-11421                 61-0502302
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(State or Other Jurisdiction   (Commission File Number)     (I.R.S. Employer
      of Incorporation)                                    Identification No.)

          100 Mission Ridge
      Goodlettsville, Tennessee                                     37072
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(Address of Principal Executive Offices)                          (Zip Code)


Registrant's telephone number, including area code:   (615) 855-4000
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          (Former name or former address, if changed since last report)


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ITEM 9.    REGULATION FD DISCLOSURE

On March 8, 2001, Dollar General Corporation (the "Company") issued a news release (a copy of which is incorporated herein by reference and attached hereto as Exhibit 99) with respect to February sales results and March expectations. The Company is filing this 8-K pursuant to the Securities and Exchange Commission's Regulation FD.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          DOLLAR GENERAL CORPORATION
                                          (Registrant)



March 8, 2001                             By: /s/ Bob Carpenter
                                             ---------------------------
                                             Bob Carpenter
                                             President
                                             and Chief Operating Officer

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Exhibit Index
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Exhibit No.       Item
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   99             News Release Issued by Dollar General Corporation dated
                  March 8, 2001